

The LGL Group, Inc.

(NYSE MKT: LGL)

Sidoti Small Cap Conference
September 18, 2025

Safe Harbor Statement

Information included or incorporated by reference in this presentation may contain forward-looking statements. This information may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different than the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology.

Examples of forward-looking statements include, but are not limited to, statements regarding efforts to grow revenue, expectations regarding fulfillment of backlog, future benefits to operating margins and the adequacy of cash resources. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under "Risk Factors" in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 1, 2025. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this presentation will in fact be accurate. Further, we do not undertake any obligation to publicly update any forward-looking statements. As a result, you should not place undue reliance on these forward-looking statements.

Corporate Snapshot

LGL Group is a NYSE Publicly traded Micro Cap corporation ("LGL")

- Formed in 1917
- IPO in 1946
- Since 1985, acquired 32 businesses, sold 11, and spun off 3
  - ✓ 2022 Spin of MPTI at ~$13 with recent high $59
- Value Creation Heritage with NYSE governance

Current LGL Profile

- ❑ 5.39mm Shares Outstanding ~ $6.53 Stock price as of 9/15/2025
  - ✓ Plus 1.05mm 5:1 Nov 25 Warrants @ $4.75*
- ❑ $35.2mm Market Cap (pre warrant exercise)
- ❑ $41.1mm Book Value (or $7.63/share)
- ❑ PTF principal subsidiary acquired 2016
- ❑ Positioned to access long term value creation opportunities

*5.25 million at 5:1 Nov 2025 ("LGL.WS") traded warrants with cash strike at $4.75

PTF Precise Time and Frequency, LLC

Warrants are Currently Exercisable

- Five (5) warrants can be exercised to purchase one (1) share of LGL Group common stock
- 1,051,664 Shares of Common Stock would be issued from the exercise of the warrants
- Remain exercisable through November 17, 2025 with over approximately 45,000 shares newly issued to date from warrant exercises
- Oversubscription privilege available to warrant holders beginning October 16, 2025 that allows warrant holders to subscribe for additional shares of common stock that remain unsubscribed as a result of any unexercised Warrants

LGL Stock Buyback

- LGL approved the repurchase of up to 100,000 shares of common stock utilizing up to $700,000 of balance sheet cash in the market relative to book value

- If all 100,00 shares are repurchased, there would be 6,340,875 shares of common stock outstanding (assuming all warrants are exercised) and 181,584 shares held in treasury.

The LGL Business Platform

New Business Initiatives

- History of making disciplined, strategic acquisitions, capital expansions and partnerships
- Various industries; financial service, industrial manufacturing, transportation, & communications…more to come……
- Expected SPACs to be offered
- All new business initiatives are immaterial to current financials



SPV's
Operating Business
New Initiatives
Mergers and Acquisitions

Strong Network Effects To Grow Value

Since 1985

- ✓ 32 Acquisitions
- ✓ 11 Sales
- ✓ 3 Spin-Offs
- ✓ Rights Offerings
- ✓ Warrants
- ✓ Value

Case Study: M-tron Industries

Delivered to Shareholders:

Separation at $13 per share to recent high of $59 ~ $141mm market cap

SPIN OFF: October 7, 2022 (NYSE – MPTI)

Creating standalone Aerospace and Defense frequency control engineering pure play

MtronPTI's Significant Opportunity in the Defense Landscape

The Budget prioritizes enhancements to offensive air and sea power through the modernization of existing weapons, ships, aircraft and electronic warfare capabilities; C4ISR requires RF capability on nearly every platform



Frequency Control | Crystals | Tunable | Filters


Radar
Frequency Control
Crystals
Filters
UAV Data Link
Frequency Control
Crystals
Tunable
Filters
Airborne Communication
Frequency Control
Crystals
Tunable
Filters
Maritime / Ship Communication
Frequency Control
Crystals
Filters
Missile
Frequency Control
Soldier Communication
Frequency Control
Crystals
Filters

Develop and Deliver


45.00
34.79
30.00
15.00
0.00

HOULIHAN LOKI

Operating Subsidiary with adjacent opportunities

PTF Precise Time and Frequency, LLC

Precise Time and Frequency, LLC (PTF)

Manufacturing









- Founded in 2002
- Focus on Developing Systems for High-performance frequency and time reference standards
- $~700 million TAM with 6.2% CAGR from 2020 to 2027
- Significant expansion potential with 3,000 sq. ft. manufacturing facility based in Wakefield, Mass.
- Business Model designed for:
  - Efficiency - Outsource fabrication and PCB assembly
  - Flexibility - In-house design/development
  - Quality - In-house final assembly test

Corporate HQ
Wakefield, Mass.



New Organic Business

P3

Platform | Place | People

Growth

I. Organic

II. Investments

Platform

- Invest in innovation both organically and third-party
- Supported by U.S.-based software vendors through award-winning partnerships

Place

- Pilots initiated in strategic DoD, Rural and edge markets
- Infrastructure-ready test sites in proximity to government facilities and defense corridors
- Expansion plan aligned with national security zones and underserved broadband regions
- Active engagement with DARPA, DoD, and other federal agencies to align location strategy

People

- Backed by leadership and investor engagement (Marc Gabelli attending DARPA Investor Day)
- Growing ecosystem of veteran-owned and local partners to support domestic production and deployment
- Advisory input from key federal, defense, and cybersecurity stakeholders
- https://p3-logistics.com/

P3 Tactical Edge Compute Platform

AI-Powered Edge Computing with NVIDIA Jetson Orin™
•**High-Performance AI Compute** – Optimized for generative AI, unified memory, and energy efficiency

•**Integrated Software-Defined Radio (SDR) & Sensors** – Enables real-time signal processing and spectrum analysis

•**AI-Driven Decision Making** – Enhances 5G, autonomous systems, drones, and next-gen wireless communications

•**Tactical Edge Ready** – Runs any software from any vendor for seamless interoperability and mission-critical reliability

Easily Added or Integrated Components:
•Additional SDR modules for expanded frequency coverage
•Advanced RF sensors for enhanced spectrum monitoring
• Custom AI models for edge inference and decision automation
• Secure communication protocols for resilient operations
•Ruggedized enclosures for harsh environments



[1] NVIDIA Jetson Orin™ - any model based on form factor, and power requirements
[2] Software-Defined Radio (SDR)
[3] Additional modules or connections based on customer requirements
[4] Antennas or sensors based on customer requirements
[5] Ruggedized enclosures for dual-use military and civilian applications

Emerging Capabilities & Partnerships

Signals Intelligence

Advanced maritime and terrestrial SIGINT solutions

Drone & Counter-UAS

Integrated counter-UAS defense systems

Autonomous systems for last mile delivery

Smart Agriculture

Low-cost precision farming platforms

Manufacturing Innovation

Strategic collaborations with software innovators

Service Expansion

Scalable rural and industrial connectivity

Powered by partnerships with **LICT Corporation**



Key Distinctiveness



Access team's unique global relationships across multiple sectors
1
Proven track record in Public Market and Private Equity
2
Focus on companies with foundation to scale
3
Proprietary investment methodology; long term active approach
4
Leverage on an impressive network for origination and corporate access
5
Well balanced Team of professionals
6
LGL GROUP

Merchant Investment Platform: Strategic Acquisition

Morgan Group Holding Co.

- On April 15, 2025, LGL entered into an amended and restated subscription agreement to purchase, via a private placement, 1,000,000 newly issued shares of Morgan Group Holding Co. ("MGHL") common stock for $2.00 per share.

- MGHL, through its wholly owned subsidiary, G.R, provides brokerage, underwriting, and institutional research services. G.R is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

- G.R has over $5.0 billion of private client assets held in over 1,000 accounts.

- G.R also sponsors a series of industry-focused investment conferences featuring leading public and private companies in sectors with a high degree of investor interest. The conferences cover important sectors, including automotive and aerospace and defense.

- The investment in MGHL will complete the *Circle of Life* for small corporations through the synergistic relationship between advisory, investment, brokerage, and long-term meaningful ownership for its clients in the US Capital Markets



Long-Term Ownership
Research
Advisory
Investment
Brokerage

Corporate Snapshot

Summary

- NYSE Listed Micro-Cap
- Long History of Delivering Value
- Positioned for Expansion
- PTF Time and Frequency Instrumentation Platform
- New Business Initiatives offer greenfield upside

Questions

Please see full disclosures. All points in discussions are estimates.

Contact Information

Visit us: www.LGLgroup.com

Contact us: Investor Relations

info@LGLgroup.com
(407) 298-2000